UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 12, 2004

RailAmerica, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-20618	65-0328006

(Commission File Number)	(IRS Employer Identification No.)

5300 Broken Sound Boulevard, N.W., Boca Raton, Florida 33487

(Address of Principal Executive Offices) (Zip Code)

(561) 994-6015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On March 12, 2004, RailAmerica, Inc. (the “Company”) issued a press release announcing the separation of the Chairmanship and the President/CEO roles and the appointment of William G. Pagonis as the new Chairman of the Board of Directors. A copy of the press release is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) The following exhibit is being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated March 12, 2004, issued by RailAmerica, Inc. announcing the appointment of William G. Pagonis to the position of Chairman of the Board of Directors.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC.
Date: March 15, 2004	By:	/s/ Michael J. Howe
		Name:	Michael J. Howe
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

3